                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

     AMENDMENT NO. 1 TO THE CURRENT REPORT ON FORM 8-K REPORTING THE
                             ACQUISITION OF THE
   6601 COLLEGE BOULEVARD COMMERCIAL OFFICE BUILDING ON DECEMBER 15, 1995
----------------------------------------------------------------------------


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report                                               December 15, 1995
-------------------------------------------------------------------------------
(Date of earliest event reported)


                             TOWER PROPERTIES COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                MISSOURI
            ----------------------------------------------
            (State or other jurisdiction of incorporation)


0-18261                                                             43-1529759
-------                                                             ----------
(Commission File Number)                                         (IRS Employer
                                                        Identification Number)


911 Main Street, 102 Commerce Tower, Kansas City, Missouri               64105
----------------------------------------------------------               -----
(Address of principal executive offices)                            (zip code)


                                (816) 421-8255
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      The following financial statements, pro forma financial information, and exhibits are filed as a part of this report:

      (a)   Financial Statements
            --------------------

            Report of Independent Public Accountants

            Statement of Revenues and Certain Expenses (as defined -
            Note 2) for the year ended December 31, 1994

            Notes to the Statement of Revenues and Certain Expenses (as defined - Note 2)

      (b)   Pro Forma Financial Information
            -------------------------------

            Pro Forma Estimate of Funds Generated by Operations for the 12-Month Period Ended November 30, 1995

            Pro Forma Estimate of Federal Tax Income for the 12-Month Period Ended November 30, 1995

            Notes to Pro Forma Estimate of Funds Generated by
            Operations and Pro Forma Estimate of Federal Tax Income for the 12-Month Period Ended November 30, 1995

            Management's Discussion and Analysis of 6601 College
            Building

      (c)   Exhibits
            --------

            Pursuant to Item 601 of Regulation S-K, the Purchase
Agreement covering the purchase of the 6601 College office building by the Registrant is attached as Exhibit A to this report.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOWER PROPERTIES COMPANY


Date: February 23, 1996                   By:   /s/ Chester A. Wittwer, Jr.
                                                ---------------------------
                                                Chester A. Wittwer, Jr.
                                                Vice President and Secretary

            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Tower Properties Company:

We have audited the accompanying statement of revenue and certain expenses (as defined -- Note 2) of 6601 College Building (the Property), for the year ended December 31, 1994. This statement is the responsibility of the management of Tower Properties Company (the Property's Acquirer). Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Tower Properties Company) as described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and operating expenses described in Note 2 of the Property for the year ended December 31, 1994, in conformity with generally accepted accounting principles.




Kansas City, Missouri,
     February 20, 1996


                                   TOWER PROPERTIES COMPANY
                                   ------------------------

                                     6601 COLLEGE BUILDING
                                     ---------------------

             STATEMENT OF REVENUE AND CERTAIN EXPENSES (AS DEFINED -- NOTE 2)
             ----------------------------------------------------------------

                              FOR THE YEAR ENDED DECEMBER 31, 1994
                              ------------------------------------

REVENUE-
 Rent                                                                      $ 1,080,000
                                                                           -----------
     Total revenue                                                           1,080,000
                                                                           -----------

OPERATING EXPENSES:
 Salaries and employee benefits                                                194,351
 Maintenance and repairs                                                       102,175
 Real estate taxes                                                             190,637
 Utilities                                                                     182,371
 Other                                                                          10,880
                                                                           -----------
     Total operating expenses                                                  680,414
                                                                           -----------
     Operating income (as defined - Note 2)                                $   399,586
                                                                           ===========


           The accompanying notes are an integral part of this statement.

                   TOWER PROPERTIES COMPANY
                   ------------------------

                     6601 COLLEGE BUILDING
                     ---------------------


             NOTES TO THE STATEMENT OF REVENUE AND
             -------------------------------------

             CERTAIN EXPENSES (AS DEFINED -- NOTE 2)
             ---------------------------------------


1.  6601 COLLEGE:
    -------------

The 6601 College Building (the Property) is a six-story, 101,200 square foot commercial office building located in Overland Park, Kansas. The Property was purchased by Tower Properties Company
(TPC) for $7,700,000 on December 15, 1995, from OPBA Inc., a wholly owned subsidiary of Black & Veatch. TPC is a commercial real estate company who will operate the property subject to the terms of a triple net lease with Black & Veatch (Lessee).

2.  BASIS OF PRESENTATION:
    ----------------------

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of the Property.
Excluded expenses include mortgage interest, depreciation, amortization and federal, state and local income taxes.

                  TOWER PROPERTIES COMPANY
                  ------------------------


    PRO FORMA ESTIMATE OF FUNDS GENERATED BY OPERATIONS
    ---------------------------------------------------

   FOR THE TWELVE-MONTH PERIOD ENDING NOVEMBER 30, 1995
   ----------------------------------------------------
                        (Unaudited)


The following unaudited pro forma estimate presents the funds generated by the operations of Tower Properties Company (TPC) as if TPC had acquired the Property as of December 1, 1994. This estimate does not purport to represent operations of TPC or the Property nor does it purport to represent actual or expected operating results of TPC or the Property for any period in the future. This estimate was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith:

                                                                12 Months Ended
                                                               November 30, 1995
                                                               -----------------
   Property- Estimate of federal taxable income (loss)              $ (180,636)
   Add estimated depreciation and amortization
       (federal tax basis) (Note 3)                                    416,850
                                                                    ----------
   Property- Pro forma property funds generated by                     236,214
       operations
   TPC- Funds generated by operations                                1,482,376
                                                                    ----------
   Estimate of combined pro forma funds generated
       by operations                                                $1,718,590
                                                                    ==========


     The accompanying notes are an integral part of this pro forma estimate.


                  TOWER PROPERTIES COMPANY
                  ------------------------


          PRO FORMA ESTIMATE OF FEDERAL TAX INCOME
          ----------------------------------------

    FOR THE TWELVE-MONTH PERIOD ENDING NOVEMBER 30, 1995
    ----------------------------------------------------
                         (Unaudited)


The following unaudited pro forma estimate presents the federal taxable income of Tower Properties Company (TPC) as if TPC had acquired the Property as of December 1, 1994. This estimate does not purport to represent operations of TPC or the Property nor does it purport to represent actual or expected operating results of TPC or the Property for any period in the future. This estimate was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith:

                                                           12 Months Ended
                                                          November 30, 1995
                                                          -----------------
   Property estimated federal taxable income-
       Operating income (Note 2)                              $  804,864
       Pro forma adjustments-
           Estimated depreciation and amortization
                (federal tax basis) (Note 3)                    (416,850)
           Estimated interest cost (Note 4)                     (568,650)
                                                              ----------


   Property- Pro forma property federal taxable loss            (180,636)
   TPC- Federal taxable income                                 2,388,242
                                                              ----------


   Combined pro forma estimate of federal taxable income      $2,207,606
                                                              ==========

  The accompanying notes are an integral part of this pro forma estimate.


                   TOWER PROPERTIES COMPANY
                   ------------------------


  NOTES TO PRO FORMA ESTIMATE OF FUNDS GENERATED BY OPERATIONS
  ------------------------------------------------------------

           AND PRO FORMA ESTIMATE OF FEDERAL TAX INCOME
           --------------------------------------------

       FOR THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 1995
       ---------------------------------------------------



1.  6601 COLLEGE BUILDING:
    ----------------------

Tower Properties Company (TPC) acquired the 6601 College Building
(the Property) for $7,700,000 on December 15, 1995. The Property consists of 101,200 rentable square feet.

2.  OPERATING INCOME (AS DEFINED):
    ------------------------------

Operating income is based on the provisions of a signed lease agreement with the current tenant.

3.  ESTIMATED DEPRECIATION:
    -----------------------

TPC is in the process of obtaining an appraisal for the purpose of allocating the specific components of cost. The current components of cost represent estimates made by TPC's management and are not expected to be materially different from the appraised values. Depreciation has been calculated primarily using the modified accelerated cost recovery system (MACRS). The components of cost together with their depreciable lives are as follows:




                                                      Depreciable
                                                         Lives
                                            Cost        (Years)
                                        -----------   -----------
            Land                         $  500,000        -
            Land improvements               500,000       15
            Building                      5,950,000       39
            Furniture and fixtures          750,000        7
                                         ----------
                                         $7,700,000
                                         ==========

4.  DEBT SERVICE:
    -------------

TPC financed the Property acquisition with funds available from an existing line of credit. Management has a financing commitment from a long-term lender for a $5,400,000 mortgage note to bear interest at 7.4 percent, which is anticipated to close in the first quarter of 1996. For purposes of this estimate, 7.4 percent was used as the effective rate of interest for the period. The long-term mortgage note will be secured by the Property.

                   TOWER PROPERTIES COMPANY
                   ------------------------


 MANAGEMENT'S DISCUSSION AND ANALYSIS OF 6601 COLLEGE BUILDING
 -------------------------------------------------------------


On December 15, 1995, Tower Properties Company (TPC) acquired the
6601 College Building (the Property) for $7,700,000.  The
Property has 101,200 rentable square feet. The transaction was accounted for as a purchase of assets, with the following allocation of acquisition costs based on TPC management's estimates of those costs. An independent appraisal is to be obtained.

            Land and land improvements   $1,000,000
            Building                      5,950,000
            Furniture and fixtures          750,000
                                         ----------
                                         $7,700,000
                                         ==========

Revenues
--------

Revenues for 1994 were based on a $90,000 per month rate with the lessor paying all operating expenses ($680,414 in 1994). TPC will recognize revenue based on the new net lease agreement of $67,072 per month with all operating expenses to be paid by the lessee.

The tenant, an engineering firm, occupies 100 percent of space in the building. Lease terms under the new lease agreement for this tenant are as follows:


                           1996
                          Annual       Expiration          Renewal
               Tenant    Base Rent        Date             Options
               ------    ---------  -----------------      -------
                 1       $804,860   December 31, 2010       None

Competitive properties deemed to be comparable by an independent real estate appraiser have the following revenue attributes:


              Comparable           Square       Net Rental Rate
               Project              Feet        Per Square Foot
              ----------           ------       ---------------
                  1                162,218          $8.72
                  2                 11,885           8.97
                  3                 11,882           9.60
                  4                 17,000           9.20
            6601 College           101,200           7.95

Expenses
--------

The more significant operating expenses of the Property are utilities, repairs and maintenance, and real estate taxes. Under the provisions of the triple net lease agreement, the tenant is responsible for all operating costs of the building.

TPC management is unaware of any significant deferred expenses and management anticipates no significant capital improvements. Based on the results of an independent environmental assessment of the Property, TPC management is unaware of any environmental condition that requires remediation.

Materiality
-----------

TPC management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future results.